UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2016

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MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in charter)

New York	000-06890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension, Albany, New York 12205

(Address of principal executive offices) (Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item  5.07     Submission of Matters to a Vote of Security Holders.

(a-b) Mechanical Technology, Incorporated held its Annual Meeting of Stockholders on June 8, 2016 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders:

  Elected as director David C. Michaels to hold office until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

  Elected as director Dr. Walter L. Robb to hold office until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

  Ratified the selection of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year 2016; and

  Approved the advisory non-binding vote on executive officer compensation.

At the Annual Meeting, the stockholders voted as follows:

Matter	Votes For	Votes Against / Withheld	Abstentions	Broker Non-Votes
1. Election of David C. Michaels	999,790	128,702	N/A	3,346,502
2. Election of Dr. Walter L. Robb	962,336	166,156	N/A	3,346,502
3. Ratification of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year 2016	4,047,705	123,403	303,886	N/A
4. Approval of the advisory non-binding vote on executive officer compensation	863,251	221,407	43,834	3,346,502

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED
Date: June 10, 2016	By:	/s/ KEVIN G. LYNCH
	Name:	Kevin G. Lynch
	Title:	Chairman and Chief Executive Officer